SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2004

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name of Former Address, if Changed Since Last Report

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On July 27, 2004, Murphy Oil Corporation issued a press release announcing its earnings for the second quarter that ended on June 30, 2004. The full text of this press release is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
John W. Eckart Controller

Date: July 27, 2004

Exhibit Index

99.1	Press release dated July 27, 2004, as issued by Murphy Oil Corporation.